Exhibit 10.01
SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered as of September 20, 2017, by and among the various entities listed on the signature pages hereto as an Original Originator (the “Original Originators” and each, an “Original Originator”), NUSTAR ENERGY L.P., as initial Servicer (as defined below) (“NuStar Energy”), NUSTAR FINANCE LLC, a Delaware limited liability company (the “Buyer”), NUSTAR PERMIAN TRANSPORTATION AND STORAGE, LLC, a Delaware limited liability company (“Permian Transportation”), NUSTAR PERMIAN FIELD SERVICES, LLC a Delaware limited liability company (“Permian Field Services”), NUSTAR PERMIAN CRUDE LOGISTICS, LLC, a Delaware limited liability company (“Crude Logistics”), NUSTAR PERMIAN CRUDE STORAGE, LLC, a Delaware limited liability company (“Crude Storage”) and NUSTAR PERMIAN CC STORAGE, LLC, a Delaware limited liability company (“Permian CC Storage” and together with Permian Transportation, Permian Field Services, Crude Logistics and Crude Storage, the “Additional Originators” and together with the Original Originators, the “Originators”).
RECITALS
WHEREAS, the Original Originators, NuStar Energy and the Borrower, as “Buyer”, entered into that certain Purchase and Sale Agreement, dated as of June 15, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”) for the purchase and sale of certain receivables and the related rights;
WHEREAS, the Additional Originators desire to join the Purchase and Sale Agreement as Originators thereunder on the date hereof; and
WHEREAS, the parties agree as follows.
AMENDMENT
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1. Amendment.
(a)    Section 6.1(o) of the Purchase and Sale Agreement is hereby amended in its entirety to read as follows:
Mergers, Acquisitions, Sales, etc. No Originator shall (i) be a party to any merger, consolidation or other restructuring, except a merger, consolidation or other restructuring where the Buyer, the Administrative Agent and each Group Agent have each (A) received 30 days’ (or, with respect to any merger, consolidation or other restructuring between existing Originators in which an existing Originator is the surviving entity, 10 days’) prior notice thereof, (B) consented in writing thereto (such consent not to be unreasonably withheld, conditioned or delayed), (C) received executed copies of all documents, certificates and opinions (including, without limitation, opinions relating to bankruptcy and UCC matters) as the Buyer or the Administrative Agent shall reasonably request and (D) been satisfied that all other action to perfect and protect the interests of the Buyer and the Administrative Agent, on behalf of the Lenders, in and to the Receivables to be sold by it hereunder and other Related Rights, as reasonably requested by the Buyer or the Administrative Agent shall have been taken by, and at the expense of, such Originator (including the filing of any UCC financing statements, the receipt of certificates and other requested documents from public officials and all such other actions required pursuant to Section 7.3) or (ii) directly or indirectly sell, transfer, assign, convey or lease (A) whether in one or a series of transactions, all or substantially all of its assets or (B) any Receivables or any interest therein (other than pursuant to this Agreement).

(b)    Schedule I of the Purchase and Sale Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule I.
(c)    Schedule II of the Purchase and Sale Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule II.
(d)    Schedule III of the Purchase and Sale Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule III.
(e)    Schedule V of the Purchase and Sale Agreement is hereby replaced in its entirety with the schedule attached hereto as Schedule V.
2.     Joinder. Each of the Additional Originators hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Purchase and Sale Agreement and each of the other relevant Transaction Documents. From and after the later of the date hereof and the date that each of the Additional Originators has complied with all of the requirements of Section 4.3 of the Purchase and Sale Agreement, each of the Additional Originators shall be an Originator for all purposes of the Purchase and Sale Agreement and all other Transaction Documents. Each of the Additional Originators hereby acknowledges that it has received copies of the Purchase and Sale Agreement and the other Transaction Documents and that each of the Administrative Agent and each Group Agent hereby acknowledges that this Amendment shall be deemed to satisfy the requirements of Section 4.3(b) of the Purchase and Sale Agreement.
3.     Definitions. Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Amendment or the Purchase and Sale Agreement are defined in Article I of the Receivables Financing Agreement, dated as of June 15, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), among the Buyer, as borrower, NuStar Energy, as initial Servicer (in such capacity, the “Servicer”), the Persons from time to time party thereto as Lenders and as Group Agents, and PNC Bank, National Association, as Administrative Agent.

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4.     Representations and Warranties. Each of the Originators hereby represents and warrants as of the date hereof as follows:
(a)    Representations and Warranties. The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.
(b)    Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in law or equity.
(c)    No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
5.     Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Purchase and Sale Agreement are and shall remain in full force and effect and the Purchase and Sale Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “Purchase and Sale Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Purchase and Sale Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.
6.     Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.
7.     Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING

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SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
8.     Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.
9.     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Originator and the Buyer, and their respective successors and permitted assigns.
10.     Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

NUSTAR FINANCE LLC, as Buyer

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P., as Initial Servicer

By:	Riverwalk Logistics, L.P., its general partner

	By:	NuStar GP, LLC, its general partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR LOGISTICS, L.P., as an Original Originator

By:	NuStar GP, Inc., its general partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Second Amendment to
Purchase and Sale Agreement

NUSTAR ENERGY SERVICES, INC., as an Original Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., as an Original Originator

By:	NuStar Pipeline Company, LLC, its general partner

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR SUPPLY & TRADING LLC, as an Original Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Second Amendment to
Purchase and Sale Agreement

NUSTAR PERMIAN TRANSPORTATION AND STORAGE, LLC, as an Additional Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PERMIAN FIELD SERVICES, LLC, as an Additional Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PERMIAN CRUDE LOGISTICS, LLC, as an Additional Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PERMIAN CRUDE STORAGE, LLC, as an Additional Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Second Amendment to
Purchase and Sale Agreement

NUSTAR PERMIAN CC STORAGE, LLC, as an Additional Originator

By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

Second Amendment to
Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Eric Bruno
	Name:	Eric Bruno
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as Group Agent for the PNC Group

By:	/s/ Eric Bruno
	Name:	Eric Bruno
	Title:	Senior Vice President

Second Amendment to
Purchase and Sale Agreement

MIZUHO BANK, LTD., as Group Agent for Mizuho Bank Ltd.’s Group

By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Second Amendment to
Purchase and Sale Agreement

Schedule I
LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location for Purposes of UCC Filings
NuStar Energy Services, Inc.	Delaware
NuStar Logistics, L.P.	Delaware
NuStar Pipeline Operating Partnership L.P.	Delaware
NuStar Supply & Trading LLC	Delaware
NuStar Permian Transportation and Storage, LLC	Delaware
NuStar Permian Field Services, LLC	Delaware
NuStar Permian Crude Logistics, LLC	Delaware
NuStar Permian Crude Storage, LLC	Delaware
NuStar Permian CC Storage, LLC	Delaware

Schedule II
LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
NuStar Energy Services, Inc.	19003 IH-10 West San Antonio, TX 78257
NuStar Logistics, L.P.	19003 IH-10 West San Antonio, TX 78257
NuStar Pipeline Operating Partnership L.P.	19003 IH-10 West San Antonio, TX 78257
NuStar Supply & Trading LLC	19003 IH-10 West San Antonio, TX 78257
NuStar Permian Transportation and Storage, LLC	19003 IH-10 West San Antonio, TX 78257
NuStar Permian Field Services, LLC	19003 IH-10 West San Antonio, TX 78257
NuStar Permian Crude Logistics, LLC	19003 IH-10 West San Antonio, TX 78257
NuStar Permian Crude Storage, LLC	19003 IH-10 West San Antonio, TX 78257
NuStar Permian CC Storage, LLC	19003 IH-10 West San Antonio, TX 78257

Schedule III
TRADE NAMES
NuStar Supply & Trading LLC was formed as NuStar Crude Supply LLC on April 9, 2012. It changed its name to NuStar Supply and Trade LLC on June 22, 2012 and changed its name to NuStar Supply & Trading LLC on July 24, 2012.

NuTex GP, LLC and NuStar Crude Oil Pipeline L.P. merged into NuStar Logistics, L.P. on March 14, 2014.

NuStar Logistics previously operated in Oklahoma under “NuStar Asphalt.”
NuStar Permian Transportation and Storage, LLC was formed as Navigator BSG Transportation & Storage, LLC on January 17, 2014. It changed its name to NuStar Permian Transportation and Storage, LLC on May 4, 2017.
NuStar Permian Field Services, LLC was formed as Navigator BSG Field Services, LLC on January 17, 2014. It changed its name to NuStar Permian Field Services, LLC on May 4, 2017.
NuStar Permian Crude Logistics, LLC was formed as Navigator BSG Crude Logistics, LLC on June 29, 2015. It changed its name to NuStar Permian Crude Logistics, LLC on May 4, 2017.
NuStar Permian Crude Storage, LLC was formed as Navigator BSG Crude Storage, LLC on June 29, 2015. It changed its name to NuStar Permian Crude Storage, LLC on May 4, 2017.
NuStar Permian CC Storage, LLC was formed as Navigator BSG Shell Storage, LLC on June 29, 2015. It changed its name to Navigator BSG CC Storage, LLC on July 1, 2015 and changed its name to NuStar Permian CC Storage, LLC on May 4, 2017.

Schedule V
NOTICE ADDRESSES
NuStar Finance LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com
NuStar Energy L.P.
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com
NuStar Energy Services, Inc.
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com
NuStar Logistics, L.P.
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com

NuStar Pipeline Operating Partnership L.P.
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com
NuStar Supply & Trading LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com

NuStar Permian Transportation and Storage, LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com

NuStar Permian Field Services, LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com

NuStar Permian Crude Logistics, LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com

NuStar Permian Crude Storage, LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com

NuStar Permian CC Storage, LLC
19003 IH-10 West
San Antonio, TX 78257
Attn: Chris Russell
Telephone: 210-918-3507
Facsimile: 210-918-5758
Email: Christopher.Russell@nustarenergy.com